Redwood Managed Municipal Income Fund

Class N RWMNX

Class I RWMIX

Redwood AlphaFactor Tactical International Fund

Class N RWINX

Class I RWIIX

Redwood Systematic Macro Trend (“SMarT”) Fund

Class N RWSNX

Class I RWSIX

Redwood Managed Volatility Fund

Class N RWDNX

Class I RWDIX

Class Y RWDYX

Each a series of Two Roads Shared Trust

Supplement dated February 28, 2024
to the Prospectus and Summary Prospectuses, each dated March 1, 2023

______________________________________

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, the fourth and fifth paragraphs of the section entitled “Principal Investment Strategies” for the Redwood Managed Volatility Fund beginning on each of pages 1 and 28 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The derivative instruments in which the Fund invests may obtain their investment exposure from underlying securities of any maturity or quality, including securities rated below investment grade. The Fund may also gain exposure to the high yield bond and bank loan markets (both public and private debt) through direct investments in bonds or through investments in investment companies, including open-end mutual funds, ETFs, closed-end funds, including tender offer and interval funds and business development companies, and real estate investment trusts (“REITs”). The investment companies in which the Fund invests may invest in securities of any maturity or quality, including securities rated below investment grade. The bonds in which the Fund may directly invest may be of any maturity or quality, including securities rated below investment grade.

The Fund may gain exposure to foreign (non-U.S.) securities, including emerging market securities, to the extent the Fund invests in derivatives of other investment companies that hold securities of foreign (non-U.S.) issuers. The short-term fixed-income securities in which the Fund invests may include corporate bonds and other corporate debt securities, asset-backed securities, securities issued by the U.S. government or its agencies and instrumentalities, securities issued by non-U.S. governments or their agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may invest in short-term fixed income strategies of any maturity and credit quality, including securities rated below investment grade (“junk bonds”). The Fund may invest in affiliated and unaffiliated registered investment companies.

Effective immediately, the following paragraphs are hereby added to, or replace corresponding disclosure in, the section entitled “Principal Investment Risks” for the Redwood Managed Volatility Fund beginning on page 3 of the Prospectus:

Fixed Income Securities Risk. When the Fund invests in fixed income securities (or derivatives), the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

Investment Companies Risk. When a Fund invests in other investment companies (including open-end mutual funds, closed-end funds or ETFs), it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund will be indirectly exposed to the risks of the portfolio assets held by the other investment company, which may include, but is not limited to, those of debt securities, real estate industry or other sectors, mortgage loans and participations and illiquid securities. A Fund may also incur brokerage costs when it purchases and sells shares of investment companies. An exchange-traded closed end fund’s or an ETF’s shares could trade at a significant premium or discount to its net asset value (NAV).

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. These risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19 and could have a negative effect on the Fund’s performance. Illiquidity may result from the absence of an established market for investments as well as legal, contractual or other restrictions on their resale and other factors. For example, with respect to the Fund’s investment in closed-end interval or tender offer funds, there may not be a secondary market for the shares and limited liquidity is provided only through the Fund’s regular or other board approved repurchase offers. There is no guarantee that the Fund will be able to sell all of the shares it desires in a repurchase offer.

Real Estate Investment Trusts Risk. There is risk that investments in REITs will make a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS), liquidity risk, and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

Effective immediately, the first paragraph of the section entitled “Principal Investment Strategies” for the Redwood Managed Municipal Income Fund beginning on each of pages 9 and 29 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will, directly or indirectly, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and may subject the investors to alternative minimum tax. Utilizing a quantitative and tactical approach, the Fund implements a strategy that seeks to hold a diversified portfolio of primarily high-yield municipal open-end mutual funds, closed-end funds, or ETFs when various risk measurements show the high yield municipal bond markets are trending upwards, and municipal money market securities or funds when the high yield municipal bond markets are trending downwards. Depending on market conditions, the Fund may be invested: (i) primarily in high yield municipal bond funds and other municipal fixed income funds with similar characteristics; (ii) primarily in short-term municipal money market fund securities; or (iii) a combination of (i) and (ii). The strategy can also invest in other fixed income assets classes such as, but not limited to, long-term, intermediate and short-term municipal funds and single state municipal funds. In performing its investment selection, the high-yield municipal asset class’s directional trends are evaluated using quantitative models and inputs. Though it intends to invest primarily in the securities identified immediately above, the Fund may invest in debt securities of any credit quality or maturity. In addition to high yield municipal bond markets, the Fund may also have exposure to the U.S. fixed income markets (including private debt) by investing up to 20% of its assets in other investment companies that are not municipal funds, including open-end mutual funds, ETFs, closed-end funds

(including tender offer and interval funds and business development companies), and real estate investment trusts (“REITs”). The investment companies in which the Fund invests may invest in securities of any maturity or quality, including securities rated below investment grade. The Fund may invest in affiliated and unaffiliated investment companies.

Effective immediately, the following paragraphs are hereby added to, or replace corresponding disclosure in, the section entitled “Principal Investment Risks” for the Redwood Managed Municipal Income Fund beginning on page 10 of the Prospectus:

Fixed Income Securities Risk. When the Fund invests in fixed income securities (or derivatives), the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

Investment Companies Risk. When a Fund invests in other investment companies (including open-end mutual funds, closed-end funds or ETFs), it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund will be indirectly exposed to the risks of the portfolio assets held by the other investment company, which may include, but is not limited to, those of debt securities, real estate industry or other sectors, mortgage loans and participations and illiquid securities. A Fund may also incur brokerage costs when it purchases and sells shares of investment companies. An exchange-traded closed end fund’s or an ETF’s shares could trade at a significant premium or discount to its net asset value (NAV).

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. These risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance. Illiquidity may result from the absence of an established market for investments as well as legal, contractual or other restrictions on their resale and other factors. For example, with respect to the Fund’s investment in closed-end interval or tender offer funds, there may not be a secondary market for the shares and limited liquidity is provided only through the Fund’s regular or other board approved repurchase offers. There is no guarantee that the Fund will be able to sell all of the shares it desires in a repurchase offer.

Real Estate Investment Trusts Risk. There is risk that investments in REITs will make a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS), liquidity risk, and the possibility of failing to qualify for special tax treatment under the Code.

Taxability Risk. There is no guarantee that all of the Fund’s income from municipal investments will remain exempt from federal or state or local income taxes. Income from municipal bonds held by the Fund or an underlying fund in which it invests could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. The Fund or an underlying fund in which it invests may sell securities that lose their tax-exempt statuses at inopportune times, which may cause tax consequences or a decrease in the Fund’s value. In order to pay tax-exempt interest, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. If the Fund fails to meet the requirements necessary to pay out exempt-interest dividends to its shareholders, the income distributions resulting from all of its investments, including its municipal securities, may be subject to federal income tax when received by shareholders.

Effective immediately, the second and third paragraphs of the section entitled “Principal Investment Strategies” for the Redwood AlphaFactor® Tactical International Fund beginning on page 15 of the Prospectus and the second and fourth paragraphs of the section entitled “Principal Investment Strategies” for the Redwood AlphaFactor® Tactical International Fund beginning on page 29 of the Prospectus are hereby deleted in their entirety and replaced with the following:

The strategy used by the International Index also employs a multi-factor tactical risk management overlay that seeks to identify periods of above-average risk. Under normal market conditions, the Fund will be invested in securities of countries outside of the United States or in investments that are economically tied to such foreign securities. In response to adverse market conditions, the Fund, in tracking the International Index, may be invested for temporary, defensive purposes in money market instruments such as treasury bills, certificates of deposit and commercial paper and other short-term instruments, money market funds, and in short- and intermediate-term U.S. or foreign Treasury bond or bond funds. Such investments can either be direct or through investments in other investment companies, including open-end mutual funds and exchange-traded funds (“ETFs”).

The Fund uses a “passive” or indexing approach to attempt to approximate the investment performance of the International Index by investing in a portfolio of securities that generally replicates the International Index. The Fund may hold securities that are not specific securities held by the International Index at all times in executing its replication strategy of attempting to produce returns that track the International Index. This replication strategy includes using equity swaps, index swaps, ADRs, and various other securities that are not securities within the International Index themselves. In addition, when equity derivatives such as equity swaps are used, the collateral for these swaps can be held in various fixed income instruments including but not limited to, cash, money markets, short to intermediate bonds, and short duration private debt. The Fund may concentrate its investments in a particular country, region, industry or group of industries to the extent that the International Index concentrates in a country, region, industry or group of industries. The Fund may also invest up to 15% if its assets in closed-end funds, including tender offer and interval funds, and in real estate investment trusts (“REITs”). The Fund may invest in affiliated and unaffiliated investment companies. The Fund will use Solactive, AG as its index provider.

The Adviser anticipates that, generally, the Fund will hold all of the securities that comprise the International Index in approximate proportion to their weightings in the International Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a sample of securities in the International Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the International Index, purchase securities not in the International Index that the Adviser believes are appropriate to substitute for certain securities in the International Index or utilize various combinations of other available investment techniques. The Fund may sell securities that are represented in the International Index in anticipation of their removal from the International Index or purchase securities not represented in the International Index in anticipation of their addition to the International Index. The Fund may also, in order to comply with the tax diversification requirements of the Code, temporarily invest in securities not included in the International Index that are expected to be correlated with the securities included in its Index.

Given the Fund’s investment objective of attempting to track the performance of the International Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the International Index it tracks.

Effective immediately, the following paragraphs are hereby added to, or replace corresponding disclosure in, the section entitled “Principal Investment Risks” for the Redwood AlphaFactor® Tactical International Fund beginning on page 16 of the Prospectus:

Index Tracking Error Risk. The performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund will not be fully invested in the securities of the Index at all times, may deviate from the relative weightings of the Index or may hold securities not included in the International Index. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

Passive Investment (Index) Risk. The Fund is substantially managed with a passive investment strategy, that attempts to track the performance of the International Index. As a result, the Fund expects to hold constituent securities of the International Index regardless of their current or projected performance, although the Fund may adopt a temporary defensive position in response to adverse market, economic, political or other conditions and may also hold securities not in the International Index. The Fund does not utilize an investing strategy that seeks returns in excess of the Index. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund did not attempt to track the performance of the Index. The composition of an emerging market index generally will not weigh individual securities by investor protection considerations. Therefore, to the extent the Fund tracks an emerging market index, it could invest in companies that lack transparency and other investor protections. In addition, the Fund’s return may not match or achieve a high degree of correlation with the return of the International Index due to operating expenses, transaction costs, and cash flows.

Fixed Income Securities Risk. When the Fund invests in fixed income securities (or derivatives), the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

Investment Companies Risk. When a Fund invests in other investment companies (including open-end mutual funds, closed-end funds or ETFs), it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund will be indirectly exposed to the risks of the portfolio assets held by the other investment company, which may include, but is not limited to, those of debt securities, real estate industry or other sectors, mortgage loans and participations and illiquid securities. A Fund may also incur brokerage costs when it purchases and sells shares of investment companies. An exchange-traded closed end fund’s or an ETF’s shares could trade at a significant premium or discount to its net asset value (NAV).

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. These risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance. Illiquidity may result from the absence of an established market for investments as well as legal, contractual or other restrictions on their resale and other factors. For example, with respect to the Fund’s investment in closed-end interval or tender offer funds, there may not be a secondary market for the shares and limited liquidity is provided only through the Fund’s regular or other board approved repurchase offers. There is no guarantee that the Fund will be able to sell all of the shares it desires in a repurchase offer.

Real Estate Investment Trusts Risk. There is risk that investments in REITs will make a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS), liquidity risk, and the possibility of failing to qualify for special tax treatment under the Code.

Underlying Funds Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in underlying funds will achieve their respective investment objectives. The

Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

Volatility Risk. The Fund’s investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to events or factors that affect industries, sectors or markets generally or that affect a particular investment, industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

Effective immediately, the first paragraph of the section entitled “Principal Investment Strategies” for the Redwood Systematic Macro Trend (“SMarT”) Fund beginning on each of pages 21 and 30 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Utilizing a quantitative and tactical approach, the Fund implements an investment strategy that seeks to hold a diversified portfolio of securities, exchange-traded funds (“ETFs”), open-end investment companies and/or closed-end investment companies, including tender offer and interval funds within any of the following asset classes when, in the view of the Fund’s adviser, Redwood Investment Management, LLC (“Redwood” or the “Adviser”), various risk measurements show the potential to produce positive returns: domestic and international small-cap equities; growth and income equities; preferred securities; convertible bonds; high yield bonds and leveraged loans; emerging market bonds; and real estate investment trusts. During periods that the Adviser identifies as above average risk, the Fund’s assets may be moved into money market instruments, including money market funds, or U.S. government security funds. In performing its investment selection, the Adviser evaluates directional trends using quantitative models and inputs. The Fund may invest up to 20% of its net assets in open-end investment companies or ETFs that invest primarily in emerging market debt. Though it intends to invest in the securities identified above, the Fund may also invest in debt securities of any credit quality or maturity and other equity securities. The Fund may invest in affiliated and unaffiliated investment companies.

Effective immediately, the following paragraphs are hereby added to, or replace corresponding disclosure in, the section entitled “Principal Investment Risks” for the Systematic Macro Trend (“SMarT”) Fund beginning on page 22 of the Prospectus:

Investment Companies Risk. When a Fund invests in other investment companies (including open-end mutual funds, closed-end funds or ETFs), it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund will be indirectly exposed to the risks of the portfolio assets held by the other investment company, which may include, but is not limited to, those of debt securities, real estate industry or other sectors, mortgage loans and participations and illiquid securities. A Fund may also incur brokerage costs when it purchases and sells shares of investment companies. An exchange-traded closed end fund’s or an ETF’s shares could trade at a significant premium or discount to its net asset value (NAV).

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. These risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance. Illiquidity may result from the absence of an established market for investments as well as legal, contractual or other restrictions on their resale and other factors. For example, with respect to the Fund’s investment in closed-end interval or tender offer funds, there may not be a secondary market for the shares and limited liquidity is provided only through the Fund’s regular or other board approved repurchase offers. There is no guarantee that the Fund will be able to sell all of the shares it desires in a repurchase offer.

Real Estate Investment Trusts Risk. There is risk that investments in real estate investment trusts (REITs) will make a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS), liquidity risk, and the possibility of failing to qualify for special tax treatment under the Code.

Effective immediately, the section entitled “Additional Information About Investment Objectives, Principal Investment Strategies and Related Risks” beginning on pages 28 of the Prospectus is hereby deleted in its entirety and replaced with the following:

This section provides more detailed information about the investment objectives, principal investment strategies and certain risks of investing in each of the Redwood Managed Volatility Fund, the Redwood Managed Municipal Income Fund, the Redwood AlphaFactor® Tactical International Fund, and the Redwood Systematic Macro Trend (“SMarT”) Fund (each a “Fund” and together, the “Funds”), and information about additional investment strategies that a Fund may employ in pursuing its investment objective. The Funds also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Funds’ Statement of Additional Information (“SAI”). This section also provides information regarding the Funds’ disclosure of portfolio holdings. The investment objectives of the Funds are non-fundamental, which means that they may be changed without the approval of a majority of the outstanding voting securities of the Fund. There is no assurance that each Fund will achieve its investment objective.

Effective immediately, the first and second paragraph of the section entitled “Principal and Other Risk Factors” beginning on page 31 of the Prospectus are hereby deleted in their entirety and replaced with the following:

As with all funds, there is the risk that you could lose money through your investment in the Funds. An investment in the Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The Adviser cannot guarantee that each Fund will achieve its objectives. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The Funds are not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Funds’ net asset value and performance. It is important that investors closely review and understand these risks before making investments in the Funds. Additional information regarding certain of the principal and certain other risks of investing in the Funds is provided below. The Funds’ Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes more information about the Funds and their investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Funds. The Funds could be subject to additional risks because the types of investments they make may change over time.

The table below notes the principal risks identified under “Principal Risk Factors” in the Fund’s summary. Following the table, each risk is explained, along with additional risk information with respect to certain other risks relating to the Funds and their investments. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Fund’s performance.

Effective immediately, the corresponding rows of the table in the section entitled “Principal and Other Risk Factors” beginning on page 31 of the Prospectus are hereby deleted in their entirety and replaced with the following:

	Redwood Managed Volatility Fund	Redwood Managed Municipal Income Fund	Redwood AlphaFactor® Tactical International Fund	Redwood Systematic Macro Trend (“SMarT®”) Fund
Geographic and Sector Risk	X	X	X	X
Investment Companies Risk	X	X	X	X
LIBOR Risk	X	X		X
Real Estate Investment Trusts Risk	X	X	X	X

Effective immediately, the following paragraphs are hereby added to, or replace corresponding disclosure in, the section entitled “Principal and Other Risk Factors” beginning on page 31 of the Prospectus:

INVESTMENTS IN UNDERLYING FUNDS

The Redwood Managed Municipal Income Fund primarily concentrates its investments in underlying funds including open-end mutual funds, ETFs, closed-end funds, including tender offer and interval funds and business development companies, and REITs, and the Fund’s investment performance is directly related to the investment performance of the underlying funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds. In addition, each of the Redwood Systematic Macro Trend (“SMarT”) Fund, the Redwood AlphaFactor Tactical International Fund and the Redwood Managed Volatility Fund may also invest in underlying funds including open-end mutual funds, ETFs, closed-end funds, including tender offer and interval funds and business development companies, and REITs. Underlying funds may invest in real estate securities such as mortgage loans and participations, commodity-related securities, money market investments, debt securities and illiquid securities. The value of the underlying funds’ investments, and the net asset value of the shares of both the Funds and the underlying funds, will fluctuate in response to various market and economic factors related to the markets in which they invest, as well as the financial condition and prospects of issuers in which the underlying funds invest. There can be no assurance that the investment objective of the underlying funds will be achieved. Each of the Funds may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in underlying funds.

Investment Companies Risk

When a Fund invests in other investment companies (including open-end mutual funds, closed-end funds or ETFs), it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund will be indirectly exposed to the risks of the portfolio assets held by the other investment company, which may include, but is not limited to, those of debt securities, real estate industry or other sectors, mortgage loans and participations and illiquid securities. A Fund may also incur brokerage costs when it purchases and sells shares of investment companies. An exchange-traded closed end fund’s or an ETF’s shares could trade at a significant premium or discount to its net asset value (NAV).

Liquidity Risk

There is risk that the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Recently, dealers have generally been less willing to make markets for fixed income securities. Any of these events could have a negative effect on fund management or performance. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, Rule 144A securities, derivatives (e.g., swap contracts) or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. In the past, in stressed markets, certain types of securities suffered periods of illiquidity if disfavored by the market. All of these risks may increase during periods of market turmoil, such as that experienced in 2020 with COVID-19, and could have a negative effect on the Fund’s performance. Illiquidity may result from the absence of an established market for investments as well as legal, contractual or other restrictions on their resale and other factors. For example, with respect to the Fund’s investment in closed-end interval or tender offer funds, there may not be a secondary market for the shares and limited liquidity is provided only through the Fund’s regular or other board approved repurchase offers. There is no guarantee that the Fund will be able to sell all of the shares it desires in a repurchase offer.

Loan Participations Risk

Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender.  Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower. A fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy, or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Transactions in loan investments may take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, could impair the fund’s ability to meet shareholder redemptions in a timely manner. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a fund against losses in value or a decline in income in the event of a borrower’s nonpayment of principal or interest, and in the event of a bankruptcy of a borrower, the fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the manager’s credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.

It is unclear whether U.S. federal securities laws afford protections against fraud and misrepresentation, as well as market manipulation, to investments in loans and other forms of direct indebtedness under certain circumstances. In the absence of definitive regulatory guidance, a fund relies on the manager’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the fund.

A fund also may be in possession of material non-public information about a borrower as a result of owning a floating-rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.

Passive Investment (Index) Risk

The Redwood AlphaFactor® Tactical International Fund is substantially managed with a passive investment strategy, that attempts to track the performance of the International Index. As a result, the Fund expects to hold constituent securities of the International Index regardless of their current or projected performance, although the Fund may adopt a temporary defensive position in response to adverse market, economic, political or other conditions and may also hold securities not in the International Index. The Fund does not utilize an investing strategy that seeks returns in excess of the Index. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund did not attempt to track the performance of the Index. The composition of an emerging market index generally will not weigh individual securities by investor protection considerations. Therefore, to the extent the Fund tracks an emerging market index, it could invest in companies that lack transparency and other investor protections. In addition, the Fund’s return may not match or achieve a high degree of correlation with the return of the Fund’s International Index due to operating expenses, transaction costs, and cash flows.

Real Estate Investment Trusts Risk

There is risk that investments in REITs will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS) and liquidity risk. REITs may have limited financial resources, may trade less frequently in lower volume, engage in dilutive offerings or become more volatile than other securities. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. REITs are also subject to the possibility of failing to qualify for special tax treatment under the Code. A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) gain from the sale or other disposition of stock, securities, and real property, and (d) any source described in clauses (a) through (h) in the preceding sentence. To the extent an investment meets the qualifications of a REIT under the Internal Revenue Code of 1986, as amended, the REIT will not be taxed on distributions made to the Fund. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates (currently, at a flat rate of 21%). The resulting corporate taxes could reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.

Real Estate Sector Risk

Securities in the real estate sector are susceptible to the risks associated with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Certain investments in real estate-related investments were negatively affected by the COVID-19 pandemic. Potential impacts of pandemics on the real estate sector include lower occupancy rates, decreased lease payments, defaults, and foreclosures, among other consequences.

Residential Loans and Mortgages Risk

In addition to interest rate, default and other risks of fixed income securities, investments in whole loans and debt instruments backed by residential loans or mortgages, (or pools of loans or mortgages) carry additional risks, including the possibility that the quality of the collateral may decline in value and the potential for the liquidity of residential loans and mortgages to vary over time. These risks are greater for subprime residential and mortgage loans. Because they do not trade in a liquid market, residential loans typically can only be sold to a limited universe of institutional investors and may be difficult for the Fund to value. In addition, in the event that a loan is foreclosed on, the Fund could become the owner (in whole or in part) of any collateral, which may include, among other things, real estate or other real or personal property, and the Fund would bear the costs and liabilities of owning, holding or disposing of such property.

Effective immediately, the fifth paragraph of the section entitled “How Shares Are Priced” beginning on page 46 of the Prospectus is hereby deleted in its entirety and replaced with the following:

With respect to any portion of a Fund’s assets that are invested in one or more open-end (and certain non-exchange traded closed-end) management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAV of those investment companies, and the prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The shares of many exchange-traded funds (such as ETFs and certain closed-end funds), after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or premium on shares of any exchange-traded fund purchased by a Fund will not change.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement and the Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2023 provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and the SAI, which have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling 1-855-RED-FUND (733-3863).